UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2022 (December 13, 2022)

Activision Blizzard, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15839	95-4803544
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
2701 Olympic Boulevard, Building B
Santa Monica,	CA		90404
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code): (310) 255-2000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.000001 per share	ATVI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 13, 2022, Daniel Alegre, President and Chief Operating Officer of Activision Blizzard, Inc. (the “Company”), notified the Company that he plans to leave for another opportunity upon completion of the current term of his employment under his employment agreement with the Company, which term expires on March 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2022

ACTIVISION BLIZZARD, INC.

By:	/s/ Luci Altman
Name:	Luci Altman
Title:	Senior Vice President, Corporate Governance and
Corporate Secretary